© Fifth Third Bank | All Rights Reserved
Barclays Capital Global Financial Services
Conference
Kevin Kabat
Chairman, President & CEO
September 16, 2009
Please refer to earnings release dated July 23, 2009 and 10-Q dated August 10,
2009 for further information, including full results reported on a U.S. GAAP basis
Exhibit 99.1

© Fifth Third Bank | All Rights Reserved
2Q09 in review
Prudent management of credit position • NPAs* increased 7% from the previous quarter
• Allowance to loan ratio increased to 4.28%
• Allowance to nonperforming loans ratio of 135%
• Allowance to annualized net charge-off ratio of 1.4 times
• Charge-offs at $626M, in-line with expectations
Strengthened capital position • Generated $1.4B in tangible common equity through combination of common equity offering and exchange of
cash/common stock for convertible preferred stock
• Completed processing business joint venture, generating
$1.1B after-tax gain and $1.3B in tangible common equity
• Tangible common equity ratio of 6.5%
• Tier 1 common ratio of 6.9%; Tier 1 ratio of 12.9%
• In July, sold class B common stock in Visa, Inc. for net after-
tax benefit of ~$206M, improving pro forma capital ratios by 19 bps
• Exceeded $1.1B SCAP commitment by 60%
* Excludes loans held-for-sale
Continued core business momentum • Net income of $882M, diluted EPS of $1.15
• Net interest margin of 3.26%, up 20 bps sequentially
• Noninterest income up 11% from 2Q08 excluding processing
JV gain and investment securities gains/losses, on strong
mortgage banking and payments processing revenue
• Excluding FDIC special assessment, expenses flat
sequentially reflecting continued tight expense control

© Fifth Third Bank | All Rights Reserved
Net interest income
Peer group: BAC, BBT, CMA, FHN, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION
Source: SNL and company reports
Results above exclude $130M and $6M charge related to leveraged lease litigation in 2Q08 and 1Q09, respectively. Also excluded is $31M, $215M, $81M,
$41M, and $35M in loan discount accretion from the First Charter acquisition in 2Q08, 3Q08 , 4Q08, 1Q09, and 2Q09, respectively.
3.13%
2.92%
3.15%
3.37% 3.44%
2.0%
2.5%
3.0%
3.5%
4.0%
2Q08 3Q08 4Q08 1Q09 2Q09
$300
$400
$500
$600
$700
$800
$900
Net interest income (right axis) NIM
Core NII and NIM
• Net interest income increased 7% sequentially
and net interest margin increased 20 bps, driven
by:
– Wider spreads on loan originations
– Deposit mix shift to lower cost core
deposits as higher priced term deposits
issued in 2H08 matured
• Expect further positive momentum in NII and
continued expansion in NIM in 2H09
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
2Q08 3Q08 4Q08 1Q09 2Q09
0
100
200
300
400
Spread (right axis) Asset yield Liability rate
Yields and rates
7% 20 bps
1%
3 bps
NIM growth NII growth
FITB Peer average
SEQ NII and NIM growth compared to peers

© Fifth Third Bank | All Rights Reserved
Fee income – core trends*
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2Q08 3Q08 4Q08 1Q09 2Q09
* Reported year-over-year fee income growth of 258%. Results above exclude $1.764B gain on processing JV in 2Q09. Excludes $54M BOLI charge in 1Q09. Excludes $34M
BOLI charge in 4Q08. Excludes $76M in litigation revenue from a prior acquisition and $27M BOLI charge in 3Q08. Excludes securities gains/losses in all periods.
** Mortgage banking includes securities gains on non-qualifying hedges on MSRs
Payment
processing
Deposit service
charges
Investment
advisory
Corporate
banking
Mortgage**
Other
4%
2%
(21%)
(11%)
NM
119%
YOY
growth
+11%
Payment Processing:
• Strong transaction volumes offset by lower average
ticket size
• Merchant up 20% sequentially and 10% year-over-year;
Bankcard up 10% sequentially and 3% year-over-year;
Financial institutions down 2% sequentially and 3%
year-over-year
Deposit Service Charges:
• Strong net new account production
• Retail up 20% sequentially, commercial up 2%
Investment Advisory:
• Year-over-year decline driven by market value declines
Corporate Banking:
• Year-over-year decline due to lower volume of interest
rate derivatives sales and FX revenue, offset by growth
in institutional sales and business lending fees
Mortgage Banking:
• Record $6.9B in originations leading to gains on
mortgages sold of $161M

© Fifth Third Bank | All Rights Reserved
Fee income recap*
411
429
419
402
383
64
64
62
60
66
86
67
67
150
188
171 171
168
163
177
$0
$100
$200
$300
$400
$500
$600
$700
$800
2Q08 3Q08 4Q08 1Q09 2Q09
Core Interchange Mortgage banking** Processing JV
• Historical electronic payment processing revenue includes EFT revenue and Merchant Processing revenue as well as debit card and business credit card interchange
– EFT Revenue and Merchant Processing Revenue now part of Fifth Third Processing Solutions, LLC
– Debit and business card interchange activity remains with Fifth Third
• Strong mortgage banking results expected to moderate in 2H09 but to exceed 2008 results
+11%
* Reported year-over-year fee income growth of 258%. Results above exclude $1.764B gain on processing JV in 2Q09. Excludes $54M BOLI charge in 1Q09. Excludes $34M
BOLI charge in 4Q08. Excludes $76M in litigation revenue from a prior acquisition and $27M BOLI charge in 3Q08. Excludes securities gains/losses in all periods.
** Mortgage banking includes securities gains on non-qualifying hedges on MSRs

© Fifth Third Bank | All Rights Reserved
Balance sheet:
continued shift back toward core funding
50
51
53
50
49
33
33
33
34
33
2Q08 3Q08 4Q08 1Q09 2Q09
Commercial Loans Consumer Loans
28 28 28
30
32
23 22
21
21
21
12
13 15
16
16
2Q08 3Q08 4Q08 1Q09 2Q09
Demand/IBT Savings/MMDA Consumer CD/Core foreign
Extended nearly $39B of new and renewed credit in 1H09
Commercial loans
• Reduced exposure to homebuilder/developer and other non-
owner occupied loans; sale or transfer to held-for-sale of
$1.3B in 4Q08
• C&I loans down primarily due to lower line usage
• Ceased non-owner occupied and homebuilder/developer
originations
Consumer loans
• Modest year-over-year growth in home equity, auto and credit card loans
• Strong mortgage originations resulted in $3B in residential mortgage loans held-for-sale warehouse
(2%)
+9%
• Core deposit to loan ratio of 84%, up from 76% in 2Q08
• Everyday Great Rates strategy continues to drive core
deposit growth
– DDAs up 7% sequentially and 19% from the previous
year
– Commercial core deposits up 2% sequentially and 3%
from the previous year
– Retail core deposits up 3% sequentially and 11% from
the previous year
– Reduced wholesale funding by nearly $7B from 1Q09
Average loan growth ($B)
Average core deposit growth ($B)
83
84
86
84
82
63 63
64
67
69

© Fifth Third Bank | All Rights Reserved
Portfolio performance drivers
Performance largely driven by No participation in
Discontinued or suspended lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed, Michigan
beginning to stabilize
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $76M in 2Q09
– Total charge-off ratio 3.1% (2.8% ex-HBs)
– Commercial charge-off ratio 2.8% (2.3% ex-
HBs)
• Brokered home equity charge-offs 7.4% in 2Q09
– Direct home equity portfolio 1.9%
2Q09 NCO Ratios Coml Cons Total
FL/MI 4.1% 6.3% 5.0%
Other 2.3% 2.4% 2.3%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($2.1B)
Suspended in 2008
• Homebuilder/residential development ($2.1B)
• Other non-owner occupied commercial RE excluding
homebuilder/developer ($8.4B)
Salability
• Mortgage company originations targeting 95%
salability*
Total 2.8% 3.5%
3.1%
Mortgage portfolio

© Fifth Third Bank | All Rights Reserved
Aggressive loss mitigation
Closed HFS
3/31/2009
HFS balance
Customer
payments
FV
adjustments
Gain/loss
Sold $22 ($26) $0 $4
Settled or Closed 6                      (16)                  3                      7
Transferred to OREO 13                   (11)                  (2)                     0
Total $40 ($52) $1 $11
Remaining HFS
3/31/2009
HFS balance
Customer
payments
FV
adjustments
6/30/2009
HFS balance
Total $362 ($3) ($7) $352
Loss mitigation activities
Loss mitigation and containment
— Implemented Watch and Criticized
Asset Reduction initiative
— Major expansion of commercial and
consumer workout teams
— Implemented aggressive home equity
line management program
— Expanded consumer credit outreach
program
— Rigorous review of geographic
exposures
— Continue to evaluate potential sales of
problem loans
Reset policies and guidelines
— Eliminated all brokered home equity
production
— Significantly tightened underwriting
limits and exception authorities
— Further restrictions on consumer
guidelines for weaker geographies
— Suspended all new residential
development lending and non-owner
occupied commercial property lending
— New concentration limits for
commercial and consumer portfolio
2Q09 commercial HFS portfolio summary ($M)

© Fifth Third Bank | All Rights Reserved
2Q09 credit results
0.0%
1.0%
2.0%
3.0%
4.0%
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
FITB Peer Average
Source: SNL and company reports. NPAs exclude held-for-sale portion for all banks.
* NPA formation = (EOP NPAs – BOP NPAs + NCOs) / BOP NPAs.
0%
20%
40%
60%
80%
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
FITB Peer Average
3.2%
2.7%
1.5%
2.4%
2008 1H09
FITB Peer Average
NPA ratio versus peers
NPA formation* versus peers
Net charge-off ratio versus peers
2Q09 YOY change SEQ change
1. MTB 21% (41%) (48%)
2. FITB 31% (44%) (45%)
3. ZION 37% (53%) (45%)
4. PNC 51% 37% (38%)
5. FHN 17% (73%) (34%)
6. BBT 38% (22%) (31%)
7. BAC 55% (23%) (30%)
8. KEY 53% 105% (30%)
9. USB 45% (45%) (25%)
10. MI 38% (44%) (21%)
11. STI 33% (25%) 4%
12. RF 83% 60% 5%
13. WFC 80% 61% 5%
14. HBAN 32% (35%) 8%
15. JPM 60% (6%) 21%
16. CMA 38% (30%) 49%
Peer Average 45% (9%) (14%)
NPA formation*

© Fifth Third Bank | All Rights Reserved
3Q09 credit outlook
Current expectations:
— Approximately $775 million in 3Q09 net charge-offs (versus $626 million in 2Q09)
— Approximately $3.4 billion in nonperforming assets* at 9/30/09, up ~20% from 6/30/09, primarily driven by commercial
Net charge-offs:
— Commercial: ~$500-525 million; growth driven primarily by CRE, more moderate growth in C&I
–
SNC net charge-offs: ~$110 million (versus $17 million in 2Q09)
–
Majority from non-agented transactions: $25 million where FITB agent (in line with expectations); ~$85 million where another bank agent
–
SNC charge-offs in 4Q09 expected to be significantly lower than 3Q09
— Consumer: ~$250-260 million; decline primarily in residential RE
* Does not include approximately $300 million in nonperforming assets held for sale; does not include approximately $1.4 billion in accruing troubled debt restructurings

© Fifth Third Bank | All Rights Reserved
Total net charge-offs for 1H09 were $1.1B,
much lower than the assumption under
the SCAP adverse scenario
Loan losses are not expected to approach
the losses assumed under the SCAP
adverse scenario
Through three of eight quarters (~38% of
assessment period), we currently expect
to have incurred approximately 20% of
total assumed losses under the adverse
scenario
$1.6
1H09
1H09 $1.12
FITB SCAP Adverse Scenario*
3Q09est ~$0.78
Net charge-offs ($B)
* 1H09 represents Fifth Third’s assumption for losses under the SCAP economic assumptions provided for more adverse scenario. (Supervisory estimates of more adverse scenario losses were not allocated by period.)
$9.1
Net loan losses vs. SCAP adverse scenario
$1.8

© Fifth Third Bank | All Rights Reserved
Strong reserve position
344
463
1,627
490
626
375
478
729
283
415
1.85%
2.41%
3.72%
4.28%
3.31%
$0
$500
$1,000
$1,500
$2,000
$2,500
2Q08 3Q08 4Q08 1Q09 2Q09
Net Charge-offs Additional Provision Reserves
Industry leading reserve level
Coverage ratios are strong relative to peers (%)
1.35
1.23
1.39
0.98
0.85
1.07
0.78
0.66
1.00
Reserves / NPLs Reserves / NPAs Reserves / 2Q09 Annualized NCOs
FITB Peer Average Mid-cap Average*
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks.
*Mid-caps include banks listed with $50B - $200B in total assets as of 6/30/09
1 FHN 4.91%
2 FITB 4.28%
3 JPM 4.27%
4. BAC 3.59%
5. KEY 3.53%
6. ZION 3.01%
7. MI 2.86%
8. WFC 2.80%
9. PNC 2.77%
10. USB 2.40%
11. HBAN 2.38%
12. RF 2.37%
13. STI 2.36%
14. BBT 2.19%
15. CMA 1.89%
16. MTB 1.65%
Peer Average 2.87%
Reserves / Loans

© Fifth Third Bank | All Rights Reserved
9.5%
8.4%
8.1%
7.7% 7.7%
7.4%
7.3%
6.9% 6.9%
6.8%
6.7% 6.7%
6.1%
6.0%
5.3%
4.5%
FHN BBT RF CMA JPM STI KEY FITB BAC HBAN MI USB ZION MTB* PNC WFC
Strong capital position
* Estimated
Peer average: 7.0%
Tier 1 common ratio
In July, sold class B common stock in Visa, Inc. for an after-tax benefit of
~$206M, improving pro forma capital ratios by 19 bps (not included)
15.6%
12.9%
12.4%
12.3%
12.2%
11.9% 11.9%
11.6%
10.6% 10.5%
9.9%
9.8%
9.7% 9.6%
9.4%
8.2%
FHN FITB KEY STI RF BAC HBAN CMA BBT PNC MI WFC JPM ZION USB MTB
Peer average: 11.0%
Tier 1 capital ratio
Source: SNL and company reports

© Fifth Third Bank | All Rights Reserved
18.2%
15.5%
14.3%
13.6% 13.6%
12.2%
11.7%
11.6%
11.3%
10.7%
10.1%
9.6% 9.4%
8.3%
8.0%
7.3%
JPM FHN BAC FITB KEY CMA RF MI BBT STI ZION HBAN USB WFC PNC MTB
7.6%
7.4%
7.3%
7.1%
6.6%
6.5%
6.0% 6.0%
5.7%
5.5%
5.0%
4.8%
4.7%
4.4%
3.6%
3.2%
CMA KEY FHN MI RF FITB STI BBT ZION HBAN USB JPM BAC MTB WFC PNC
Strong capital position continued
TCE + Reserves / Loans
Peer average: 5.6%
Peer average: 11.4%
Tangible common equity ratio
In July, sold class B common stock in Visa, Inc. for an after-tax benefit of
~$206M, improving pro forma capital ratios by 19 bps (not included)
Source: SNL and company reports.

© Fifth Third Bank | All Rights Reserved
Summary
• Everyday Great Rates strategy
driving core deposit growth
• Consistent fee income
production from lines of
business
• Ongoing expense control
• Positive momentum in NII and
continued expansion in NIM
• Continued shift back toward
core funding
Core franchise is sound
• Strong reserve coverage of
problem loans
• Aggressive management has
mitigated areas of highest risk
• 1H09 losses much lower than
SCAP assumptions
• Problems expected to continue
but deterioration expected to
be below 2008/early 2009
pace
Aggressive management of
credit issues
• Strong liquidity profile
• Advent sale completed capital
plan announced in June 2008
• $1B common equity issuance
over-subscribed 3-4x
• Generated $441M common
equity through preferred
exchange
• Exceeded Tier 1 common
equity commitment by 60%
Capital further strengthened
Fifth Third continues to execute on its strategic initiatives and is focused on being well-positioned for the turn of the cycle.

16 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2Q08 3Q08 4Q08 1Q09 2Q09 2Q09 Pro
Forma
Pre-tax pre-provision earnings: Impact of FTPS
Net interest income
Operating expenses Pre-tax pre-provision earnings
Fee income
Excludes $1.764B gain on processing JV in 2Q09. Excludes $130M charge from leveraged lease settlement in 2Q08 and $6M charge in 1Q09. Excludes securities gains/losses and BOLI charges in all periods. Excludes $13M of acquisition related charges in 2Q08, $40M of net benefit from successful resolution of CitFed litigation in 3Q08, goodwill impairment charge of $965M and Visa charge of $6M in 4Q08, $8M of severance expense in 1Q09 and
FDIC assessment of $55M in 2Q09. Mortgage revenue and operating expenses from FITB internal segment reporting, also includes mortgage revenue allocation to other segments. Assumes equity method income of zero for purposes of illustration.
Core
PAAs
Mortgage banking
Transition revenue/note
Joint venture
Core
Mortgage banking
Transition revenue
Joint venture (EPP)
Core
Mortgage banking
JV PAAs
Core
Mortgage banking
Joint venture (EPP expense)
~($177M)
~
+$37M)
~($112M)
-~ +$67M
~ ($65M)
~ +$30M
net
($140M)
net
($45M)
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
2Q08 3Q08 4Q08 1Q09 2Q09 2Q09 Pro
Forma
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
2Q08 3Q08 4Q08 1Q09 2Q09 2Q09 Pro
Forma
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2Q08 3Q08 4Q08 1Q09 2Q09 2Q09 Pro
Forma

© Fifth Third Bank | All Rights Reserved
Strong liquidity profile
31 0
500
500
1,639
2,262
2009 2010 2011 2012 2013 2014 on
Fifth Third Bank (Ohio)
Current unused available borrowing capacity $22B
FHLB borrowings $3B; core deposits $69B; equity $14B
All market borrowings by Fifth Third Bank (OH)
Holding Company cash at 6/30/09: $3.5B
Expected cash obligations over the next 12 months
— $0 debt maturities
— ~$39M common dividends
— ~$205M preferred dividends
— ~$270M interest and other expenses
Cash currently sufficient to satisfy all fixed obligations over the next twenty-four months (debt maturities, common and
preferred dividends, interest and other expenses) without
accessing capital markets; relying on dividends from
subsidiaries; proceeds from asset sales
Holding company unsecured debt maturities ($M)
2009 2010 2011 2012 2013 2014 on
Fifth Third Bancorp Fifth Third Capital Trust
4,956
750
0 0 0 0
Bank unsecured debt maturities ($M)
Demand
14%
Interest
Checking
13%
Savings /
MMDA
17%
Foreign Office
2%
Consumer
Time
12%
Non-core
Deposits
10%
ST Borrowings
7%
Equity
12%
Long Term
Debt
9%
Other
liabilities
4%
Heavily core funded (Bancorp)

© Fifth Third Bank | All Rights Reserved
Shared national credits*
Examination covered approximately 550 borrowers
with $7 billion in outstandings (average $13.2 million)
— 2008 examination covered approximately 450
borrowers with $5.4 billion in outstandings
— Disruption of capital markets increased
demand, line utilization from prior periods
Fifth Third agents approximately $800 million (~12%)
In-footprint or national specialty business focus
— Fifth Third non-lending relationship or
expected relationship
— Exposures larger than Fifth Third limits or
appetite
— Portfolio management (borrower
concentrations)
Underwriting standards same as Fifth Third
originations
— Probability of default (PD) ratings consistent
with overall commercial portfolio
Most stressed segments of exposure:
— Construction
— Real estate
Diversification along industry and geographic lines
similar to overall commercial portfolio (higher C&I)
Loan type (as of 6/30/09): $7 billion
By industry (as of 6/30/09): $7 billion
Lease
1%
Mortgage
3%
Construction
8%
C&I
88%
Manufacturing
26%
Other
29%
Construction
6%
Wholesale
trade
5%
Auto retailer
2%
Retail trade
4%
Auto
manufacturing
2%
Accomodation
& Food
3%
Finance &
Insurance
11%
Real estate
12%
* Shared national credits (SNCs): Credits examined by regulatory authorities at agent banks. SNCs include facilities > $20 million shared by three or more supervised financial institutions.

© Fifth Third Bank | All Rights Reserved
$0.0
$5.0
$10.0
$15.0
$20.0
2Q09 capital ratios 2H09 + 2010 SCAP
resources
SCAP losses Preferred & common
dividends
TARP preferred 4Q10 capital ratios
Tier 1 Common Tier 1
Capital under SCAP “more adverse” scenario ($ in billions)
SCAP pro-forma 2010 capital exceeds well-capitalized thresholds even after assuming repayment of TARP and assuming realization of remaining “more adverse” SCAP two-year losses
12.9%
6.9%
$5.5 total SCAP
resources less
$1.4 1H09 SCAP
resources plus
$0.3 Visa sale
Adjusted for taxes
$2.9
$4.9
$0.1
$3.4
7.4%
4.6%
$9.1 SCAP
losses less $1.6
assumed 1H09
NCOs
Adjusted for taxes
1
Tier 1 common ratio significantly higher than 4.0% at the end of 2010 under the “more adverse” case due to:
• 1H09 losses $0.5B lower than “more adverse” scenario
• Compared with $1.1B required amount, Fifth Third raised $1.5B in common equity through common equity offering and preferred
conversion in 2Q09 and sold Visa stake for $0.3B pre-tax in 3Q09
SCAP Tier 1 Common Target
“At the Market” offering
Preferred exchange
Visa sale share
Total
$1,100
$1,000
$   441
$   317
$1,758
Action Tier 1 Common impact
Comparison with SCAP “more adverse” scenario
1 Assumes $103M for the second half of 2009 with a repayment occurring at the end of 2009 for illustrative purposes
For illustrative purposes; not a projection. 2010 capital ratios calculated using 4Q09 adjusted risk-weighted assets ($112.6B).

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)  lower than expected gains related to any sale or potential sale of businesses; (21) difficulties in separating Fifth Third Processing Solutions from Fifth
Third; (22) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(23) ability to secure confidential information through the use of computer systems and telecommunications networks; and
(24) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.